Commitments, contingencies and litigations	12 Months Ended
Dec. 31, 2021
Commitments, Contingencies And Litigations [Abstract]
Commitments, contingencies and litigations	Commitments, contingencies and litigations
Commitments
The Company has identified the following changes in off-balance sheet commitments since December 31, 2020:
•non-cancellable purchase commitments as of December 31, 2021 for a total of €7,134 thousand with various CMO
Licensing and collaboration agreements
Commitments related the Company’s licensing and collaboration agreements are disclosed in Note 1.1.
Contingencies and litigations
The Company is exposed to contingent liabilities relating to legal actions before the labor court or intellectual property issues happening in the ordinary course of its activities. Each pre-litigation, known litigation or procedure in ordinary course the Company is involved in was analyzed at the closing date after consultation of advisors.
Provisions
Provisions amounted to €256 thousand, €897 thousand and €900 thousand as of December 31, 2019, 2020 and 2021, respectively. As of December 31, 2021, they mainly consist of provisions for employee departures and provision for charges relating and the employer contribution in respect of the grants of employee equity instruments.
In accordance with IFRS 2, when a Company decides to provide its employees with shares bought back on the market, a provision has to be recognized upon the decision to allocate free shares that are spread over the vesting period when the plan conditions actions for employees when they join the Company at the end of the plan.